                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of March 15, 2000 by and between PriceSmart, Inc., a Delaware corporation ("PriceSmart"), Bueller's Corporation Ltd., a British Virgin Island International Business Corporation ("Bueller's"), and Rafael E. Barcenas, Uttam Nandwani, Morris Harari, Joseph Azrak, Raymond Dayan and Roberto Novey (the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, Bueller's desires to sell to PriceSmart and PriceSmart desires to purchase from Bueller's shares of capital stock of PriceCosco de Panama, S.A. and PB Real Estate, S.A. (together, the "Panama Corporations"), on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. AGREEMENT TO PURCHASE AND SELL STOCK. Bueller's agrees to sell to PriceSmart at the Closing, and PriceSmart agrees to purchase from Bueller's at the Closing, 49,000 common shares, without par value, of PriceCostco de Panama, S.A. and 49,000 common shares, without par value, of PB Real Estate, S.A (collectively, the "Purchased Shares") payable by PriceSmart by issuing to the Shareholders (as instructed by Buller's) an aggregate of 306,748 shares of PriceSmart common stock, par value $.0001 per share (the "Issued Shares"). The Shares shall be allocated to the Shareholders in the amounts set forth on Exhibit A to this Agreement.

         2. CLOSING. The purchase and sale of the Purchased Shares will take place at the offices of PriceSmart at 4649 Morena Boulevard, San Diego, CA 92117, no later than March 20, 2000, or at such other time and place on which PriceSmart and Bueller's mutually agree (which time and place are referred to in this Agreement as the "Closing"). At the Closing, Bueller's will deliver to PriceSmart its certificates, properly endorsed to PriceSmart or its designee, representing the Purchased Shares and PriceSmart will deliver to the Shareholders certificates representing the Issued Shares.

         3. MUTUAL REPRESENTATIONS AND WARRANTIES. For purposes of this
Section 3, each of PriceSmart, Bueller's and the Shareholders are referred to as a "Party," and collectively, as the "Parties." With respect to the Issued Shares, the Shareholders hereby represent and warrant to PriceSmart, and with respect to the Purchased Shares, PriceSmart hereby represents and warrants to Bueller's, as follows:

                  3.1 PURCHASE FOR OWN ACCOUNT. The Issued Shares or the Purchased Shares, as the case may be, to be purchased by such Party hereunder will be acquired for investment for such Party's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). If not an individual, such Party also represents that such Party has not been formed for the specific purpose of acquiring the Issued Shares or the Purchased Shares, as the case may be.

                  3.2 DISCLOSURE OF INFORMATION. Such Party has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Issued Shares or the Purchased Shares, to be purchased by such Party under this Agreement. Such Party further has had an opportunity to ask questions and receive answers from PriceSmart or Bueller's, as the case may be, regarding the terms and conditions of the Issued Shares or the Purchased Shares and to obtain additional information (to the extent PriceSmart or Bueller's possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Party or to which such Party had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by such Party in this Section 3.

                  3.3 INVESTMENT EXPERIENCE. Such Party understands that the purchase of the Issued Shares or the Purchased Shares involves substantial risk. Such Party: (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Party is able to fend for itself, can bear the economic risk of such Party's investment in the Issued Shares or the Purchased Shares and has such knowledge and experience in financial or business matters that such Party is capable of evaluating the merits and risks of this investment in the Issued Shares or the Purchased Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with PriceSmart or Bueller's, as the case may be, and certain of its officers, directors or controlling persons of a nature and duration that enables such Party to be aware of the character, business acumen and financial circumstances of such persons.

                  3.4 ACCREDITED INVESTOR STATUS. Such Party is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

                  3.5 RESTRICTED SECURITIES. Each of the Shareholders understands that the Issued Shares are characterized as "restricted securities" under the Securities Act. Each of the Shareholders further understands that the Issued Shares will be issued in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, each of the Shareholders represents that he is familiar with Rule 144 of the Securities and Exchange Commission (the "Commission"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Each of the Shareholders understands that PriceSmart is under no obligation to register any of the securities sold hereunder.

                  3.6 LEGEND. It is understood that the certificates evidencing the Issued Shares will bear the legend set forth below:

                           "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR

EXEMPTION THEREFROM. THE INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

         The legend set forth above shall be removed by PriceSmart from any certificate evidencing the Issued Shares upon (i) a sale by the holder pursuant to Rule 144 or an effective registration statement and in either case in accordance with Section 6.1 hereof or (ii) delivery to PriceSmart, following the one-year period described at Section 6.1, of an opinion by counsel, reasonably satisfactory to PriceSmart, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which PriceSmart issued the Issued Shares.

         4. REPRESENTATIONS AND WARRANTIES OF PRICESMART. PriceSmart hereby represents and warrants to Bueller's and the Shareholders as follows:

                  4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. PriceSmart is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. PriceSmart is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  4.2 VALID ISSUANCE OF STOCK. The Issued Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided herein, will be duly and validly issued, fully paid and nonassessable.

                  4.3 AUTHORIZATION. All corporate action on the part of PriceSmart and its officers, directors and stockholders, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of PriceSmart hereunder have been taken or will be taken prior to the Closing, and this Agreement has been duly executed and delivered by PriceSmart and constitutes a valid and legally binding obligation of PriceSmart, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                  4.4 NO CONFLICTS WITH OTHER AGREEMENTS. The execution, delivery and performance by PriceSmart of this Agreement will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under (i) any provision of PriceSmart's certificate of incorporation or bylaws as they shall be in effect; (ii) any provision of any judgment, decree or order to which PriceSmart is a party or by which it is bound; (iii) any material contract, obligation or commitment to which PriceSmart is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to PriceSmart.

         5. REPRESENTATIONS AND WARRANTIES OF BUELLER'S AND THE SHAREHOLDERS. Bueller's and the Shareholders hereby represent and warrant to PriceSmart as follows:

                  5.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Bueller's is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Bueller's is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The Shareholders are the only shareholders in Bueller's.

                  5.2 AUTHORIZATION. All action on the part of Bueller's and its shareholders, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of Bueller's hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by Bueller's and each of the Shareholders and constitutes a valid and legally binding obligation of Bueller's and each of the Shareholders, enforceable against each of them in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                  5.3 NO CONFLICTS WITH OTHER AGREEMENTS. The execution, delivery and performance by Bueller's and the Shareholders of this Agreement will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under (i) any provision of Bueller's' certificate of incorporation, bylaws or other governing documents as they shall be in effect; (ii) any provision of any judgment, decree or order to which Bueller's or any of the Shareholders is a party or by which it is bound; (iii) any material contract, obligation or commitment to which Bueller's or any of the Shareholders is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to Bueller's or any of the Shareholders.

                  5.4 TITLE TO PURCHASED SHARES. Bueller's owns exactly 49,000 common shares of PriceCostco de Panama, S.A. and exactly 49,000 common shares of PB Real Estate, S.A., free and clear of all liens, encumbrances and any liabilities, except as may be created hereby. Other than the Purchased Shares, Bueller's owns no shares of capital stock of, or any other interest in, either of the Panama Corporations. In addition, Bueller's has no options, warrants or other rights to acquire shares of capital stock of, or any other interest in, the Panama Corporations. Following the Closing, Bueller's will have transferred all of its right, title and interest in the Panama Corporations to PriceSmart.

         6.       ADDITIONAL PROVISIONS REGARDING THE ISSUED SHARES.

                  6.1 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, each of the Shareholders further agrees not to make any disposition of all or any portion of the Issued Shares prior to the one-year anniversary of the Closing and thereafter shall not make any disposition of any portion of the Issued Shares unless and until:

                           (a) There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (b) Such Shareholder shall have notified
PriceSmart of the proposed disposition and shall have furnished PriceSmart with a statement of the circumstances surrounding the proposed disposition, and (ii) such Shareholder shall have furnished PriceSmart, at such Shareholder's expense, with an opinion of counsel, reasonably satisfactory to PriceSmart, that such disposition will not require registration of such securities under the Securities Act.

         Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Issued Shares in compliance with Rule 144 of the Securities Act, or (ii) for any transfer of any Issued Shares by a Party that is a Shareholdership or a corporation to (A) a Shareholder of such Shareholdership or shareholder of such corporation, (B) a retired Shareholder of such Shareholdership who retires after the date hereof, (C) the estate of any such Shareholder or shareholder, or (iii) for the transfer by gift, will or intestate succession by any Party to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; PROVIDED that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 6.1 to the same extent as if the transferee were an original Party hereunder.

         7.       CONDITIONS TO CLOSING.

                  7.1 CONDITIONS TO OBLIGATIONS OF PRICESMART AT CLOSING. PriceSmart's obligation to purchase the Purchased Shares at the Closing is subject to the fulfillment to PriceSmart's satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by
PriceSmart:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by Bueller's and the Shareholders in Sections 3 and 5 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date and Bueller's and the Shareholders shall have performed and complied in all material respect with all obligations and conditions herein required to be performed or complied with by them on or prior to the Closing and a certificate duly executed by an officer of Bueller's, to the effect of the foregoing, shall be delivered to the PriceSmart.

                           (b) QUALIFICATIONS, LEGAL INVESTMENT. All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or country that are required in connection with the lawful sale and issuance of the Purchased

Shares and the Issued Shares shall have been duly obtained and shall be effective on and as of the Closing. At the time of the Closing, the sale and issuance of the Purchased Shares and the Issued Shares shall be legally permitted by all laws and regulations to which PriceSmart and Bueller's are subject.

                           (c) OPINION OF COUNSEL. PriceSmart shall have
received an opinion of counsel reasonably satisfactory to PriceSmart to the effect that (a) all documents have been executed and all other acts and formalities have been properly complied with, pursuant to any applicable British Virgin Islands or Panama (or other) law or regulation, to effectuate the sale of Bueller's' right, title and interest in the Panama corporations to PriceSmart and (b) 100% ownership of the Panama Corporations by PriceSmart does not violate any law or regulation of Panama.

                  7.2 CONDITIONS TO OBLIGATIONS OF BUELLER'S AND THE SHAREHOLDERS AT CLOSING. The obligations of Bueller's and the Shareholders to issue and sell the Purchased Shares to be sold at the Closing is subject to the fulfillment to Bueller's' satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by Bueller's:

                           (a) REPRESENTATIONS AND WARRANTIES TRUE;
PERFORMANCE OF OBLIGATIONS. The representations and warranties made by PriceSmart in Sections 3 and 4 hereof shall be true and correct in all material respects at the date of the Closing with the same force and effect as if they had been made on and as of the date hereof. PriceSmart shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing and a certificate duly executed by an officer of PriceSmart, to the effect of the foregoing, shall be delivered to Bueller's.

                           (b) QUALIFICATIONS, LEGAL INVESTMENT. All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or country that are required in connection with the lawful sale and issuance of the Purchased Shares and the Issued Shares shall have been duly obtained and shall be effective on and as of the Closing. At the time of the Closing the sale and issuance of the Purchased Shares and the Issued Shares shall be legally permitted by all laws and regulations to which PriceSmart, Bueller's and the Shareholders are subject.

         8.       OPTIONAL REDEMPTION.

                  8.1 REDEMPTION. At the written request delivered to PriceSmart by Bueller's on behalf of the Shareholders within five days following the one-year anniversary of the Closing, PriceSmart shall redeem (unless otherwise prevented by law) at a redemption price (the "Redemption Price"), payable in cash, equal to $46.86 per share any or all of the Issued Shares. The written request shall specify the number of Issued Shares to be redeemed and shall indicate the holders of the Issued Shares to be redeemed and the number of Issued Shares each such holder is seeking to have redeemed.

                  8.2 PROCEDURE FOR REDEMPTION.

                           (a) A request for redemption shall be sent by
Bueller's to PriceSmart at its principal executive offices by overnight courier or by first class mail, postage prepaid, and must be received by PriceSmart during the period described in Section 8.1.

                           (b) Promptly after receipt of the written notice
contemplated by Section 8.1, PriceSmart shall send a response to Bueller's specifying a date (the "Redemption Date"), which shall not be less than 5 nor more than 10 days after PriceSmart's receipt of the written request from Bueller's, for the closing of the redemption (the "Redemption Closing"). At the Redemption Closing, each of the Shareholders shall tender his Issued Shares to PriceSmart in exchange for cash, payable by check or wire transfer, in an amount equal to the number of Issued Shares tendered by such Shareholder multiplied by the Redemption Price.

                           (c) From and after PriceSmart's receipt of the
written notice provided by Bueller's to PriceSmart pursuant to Section 8.1, unless there shall have been a default in payment of the applicable Redemption Price, all rights of a Shareholder (except the right to receive the applicable Redemption Price upon presentation and surrender of their certificate or certificates) shall cease with respect to that number of Issued Shares he is seeking to have redeemed, and such shares shall not thereafter be transferred on the books of PriceSmart or be deemed to be outstanding for any purpose whatsoever.

         9.       MISCELLANEOUS.

                  9.1 SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of PriceSmart, Bueller's or the Shareholders, as the case may be.

                  9.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                  9.3 GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of law.

                  9.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.5 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

                  9.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party at the address specified on the signature page, or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties.

                  9.7 NO FINDER'S FEES. PriceSmart, Bueller's and each of the Shareholders represent that they neither are nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Bueller's and the Shareholders agree to indemnify and to hold harmless PriceSmart from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which Bueller's or any of the Shareholders is responsible. PriceSmart agrees to indemnify and hold harmless Bueller's from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which PriceSmart or any of its officers, employees or representatives is responsible.

                  9.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of PriceSmart, Bueller's and the holders of a majority of the Issued Shares. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Issued Shares at the time outstanding, each future holder of such securities, and PriceSmart.

                  9.9 EXPENSES. Each of the Parties shall pay its own fees and expenses incurred in entering into this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  9.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  9.11 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

                  9.12 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any of the Parties, the other Parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  9.13 ARBITRATION. All disputes and claims concerning the validity, interpretation, performance, termination and/or breach of this Agreement ("Dispute(s)") shall be referred for final resolution to arbitration in Miami, Florida, USA under the UNCITRAL Rules ("Rules") as administered by the American Arbitration Association. The parties hereby agree that arbitration hereunder shall be the parties' exclusive remedy and that the arbitration decision and award, if any, shall be final, binding upon, and enforceable against, the parties, and may be confirmed by the judgment of a court of competent jurisdiction. In the event of any conflict between the Rules and this Section, the provisions of this Section shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PRICESMART:                                                   BB&M:
PriceSmart, Inc.,                                             Bueller's Corporation Ltd.
a Delaware corporation                                        a British Virgin Island company


By:      /s/GILBERT A. PARTIDA                                By: /s/ RAFAEL E. BARCENAS
---------------------------------                             ---------------------------------
Name: GILBERT A. PARTIDA                                      Name: RAFAEL E. BARCENAS

Title:   PRESIDENT AND CEO                                    Title:


Address for Notice:                                           Address for Notice:


4649 Morena Boulevard                                         ---------------------------
San Diego, CA 92117                                           ---------------------------
                                                              Attn: -----------------------

THE SHAREHOLDERS:

/s/ RAFAEL E. BARCENAS                                        /s/ UTTAM NANDWANI
---------------------------------                             ---------------------------------
Rafael E. Barcenas                                            Uttam Nandwani

Address for Notice:                                           Address for Notice

-------------------------                                     -------------------------

-------------------------                                     -------------------------

/s/ MORRIS HARARI                                             /s/ ROBERTO NOVEY
---------------------------------                             ---------------------------------
Morris Harari                                                 Roberto Novey

Address for Notice:                                           Address for Notice

-------------------------                                     -------------------------

-------------------------                                     -------------------------

/s/ JOSEPH AZRAK                                              /s/ RAYMOND DAYAN
---------------------------------                             ---------------------------------
Joseph Azrak                                                  Raymond Dayan

Address for Notice:                                           Address for Notice:

-------------------------                                     -------------------------

-------------------------                                     -------------------------

                                    EXHIBIT A

                             SHAREHOLDERS ALLOCATION


         The Issued Shares shall be allocated among the Shareholders as follows:


1.  Roberto Novey:                                   19,276

2.  Rafael E. Barcena Perez:                         64,442

3.  Uttan Nandwani:                                  104,380

4.  Joseph Azrak:                                    26,215

5.  Raymond Dayan:                                   15,337

6.  Morris Harari:                                   77,098